SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 31, 2023.

For Certain MFS® Funds

Effective immediately, the first paragraph in the sub-section entitled "Disruptive Trading Risks" under the section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
Disruptive Trading Risks.  To the extent that the MFS funds or their agents are unable to curtail disruptive trading practices in a fund (e.g., disruptive frequent trading) or to the extent there are large or frequent redemptions in a fund, these purchases and/or redemptions can interfere with the efficient management of the fund's portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

Effective October 1, 2023, the second and third paragraphs in the sub-section entitled "Frequent Trading" under the section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" are restated in their entirety as follows:
MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $25,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to Section 529 tuition plans and MFS money market funds, or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans (but not systematic exchange plans), payroll contributions, or distribution investment programs. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.
Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $26,000 from the fund into two other MFS funds, by exchanging $13,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $25,000 in value).

Effective immediately, the second to last paragraph in the sub-section entitled "Frequent Trading" under the section entitled "Disruptive Trading" under the main heading entitled "How To Purchase, Redeem, and Exchange Shares" is restated in its entirety as follows:
MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading that is disruptive to a fund.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If disruptive frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.  In reviewing trading activity, MFSC may determine that certain transactions entered into for legitimate purposes do not represent frequent trading activity that is disruptive to a fund.  MFSC does not review the trading activity by other MFS funds that invest in the fund.

1050822                                                  1                                                                                                                        MULTI-SUP-II-053123